UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
October 26, 2005
Date of Report (Date of earliest event reported)
FIRST COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-19297	55-0694814

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 989 Bluefield, Virginia	24605-0989

(Address of principal executive offices)	(Zip Code)
(276) 326-9000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit 99.1

Item 7.01 Regulation FD Disclosure
On October 26, 2005, First Community Bancshares, Inc. (the “Company”) held a conference call to discuss its financial results for the quarter ended September 30, 2005. The conference call was previously announced in press releases dated October 3, 2005, and October 26, 2005. During such conference call, in addition to information from the aforementioned press release, the Company disclosed the following information:
•	The Company noted that at this time, results are on track with plan for the year, with net income in line with budget and asset growth likewise on target with projected. Results in the de novo offices are encouraging with offices in Winston-Salem, Charlotte, and Mount Airy, North Carolina, Bridgeport, West Virginia, and Blacksburg, Virginia, all reporting profits for the quarter. The Chesapeake, Virginia, office is on its way to breaking even and new offices in Kernersville, North Carolina, Charleston, West Virginia, and Roanoke, Virginia, are just beginning operations. The Company is seeing positive results from the expansion through Loan Production Offices as well as its full service offices in Winston-Salem.
•	The Company realized securities gains of $536 thousand in the third quarter of 2005. The securities gain include gains on the call and redemption of debt securities, but the bulk of this gain, approximately $394 thousand emanated from the sale of equity securities held for sale. The securities were sold as part of the Company’s investment program which has yielded consistent gains over the last three years. The sale of equity securities in the most recent quarter also furthered the realization of a capital loss carry-forward from 2004. The after-tax gain of approximately $234 thousand on the sale of equities yielded $.02 per share in net earnings.
•	The Company noted asset growth for the quarter was strong with an annualized growth rate of 10.8%. Growth for the quarter was centered in the core deposit accounts in the new Winston-Salem market and included large deposits in the business money market category. The growth rate for the quarter was exceptional and the Company does not anticipate that it would continue at that rate for the fourth or succeeding quarters.
•	The Company noted loan growth has been strong and generally on pace with budgeted levels throughout 2005. Annualized portfolio growth of 9% has been split among the commercial and retail loan categories. Increases in the retail portfolio have actually outpaced commercial by about 2 to 1. The Company noted that it continued to see strong demand for its residential real estate products.
•	The Company noted that it has seen significant growth in the North Carolina offices in Winston-Salem and Charlotte. Total assets in that new region are approaching $110 million. Moreover, those offices are currently funding approximately 60% of their lending activities through deposit gathering operations. Including the remaining loan production offices, the Company has been able to grow assets in new markets by over $160 million through this organic growth in its combined LPO and de novo strategy. The Company noted that it will continue this strategy through the addition of new offices to fill in new markets and expand into adjacent markets.

•	The Company noted that it recently added two Registered Investment Advisors in its Richmond area. The Company also noted that other growth initiatives in Stone Capital Management have resulted in a 60% increase in top line revenues compared to 2004. The Company also noted that when coupled with fiduciary revenues, total asset management revenue has grown approximately $573,000 in the comparable year-to-date periods.
•	The Company noted that at quarter-end it carried a large liquidity position as a result of the last FHLB advance. The Company also noted that the advance locked in low-cost funding which enhanced its asset-sensitive position.
•	The Company noted that return on tangible equity for the quarter ended September 30, 2005, was 21.1%.
•	The Company noted that it continues to position its balance sheet to take advantage of rising short-term interest rates. The Company noted that it expects every quarter-point increase in short-term interest rates to have a 4 basis point, or roughly $800,000, favorable impact on the earning asset yield.
•	The Company noted that it is consolidating loan operations functions, and that it expects that it can result in cost savings of roughly $250,000 a year beginning in 2006.
•	The Company noted that it experienced some leveling off of the staffing costs in its LPO’s. The Company also noted that it had made improvements to its incentive compensation plan, and implemented changes to its health and welfare plans in an attempt to control rising costs.
•	The Company noted that it received confirmation that a refund was due on the years under audit by the West Virginia State Tax Department, and as a result the Company was able to reduce the tax reserve by approximately $233,000.
•	The Company noted that its current target growth markets include Richmond and eastern Virginia, Winston-Salem, the Triad, and Charlotte, North Carolina.
•	The Company noted that it is recruiting to replace significant turnover in its Charlotte, North Carolina, LPO.
•	The Company noted that it was holding real estate near Beckley, West Virginia, for potential branch expansion.
•	The Company noted that loans and deposits at its Clifton Forge branch were approximately $8 million and $45 million, respectively, at September 30, 2005.

•	The Company noted that its tax-equivalent yield on securities available for sale was approximately 4.9% for the most recent quarter.
•	The Company noted that its most recent FHLB advance had a seven-year maturity and a three-year fixed interest rate of 3.64%.
This Current Report on Form 8-K contains forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements contained within this news release.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.
Item 9.01 Financial Statements and Exhibits
(c) The following exhibit is included with this report:

Exhibit No.	Exhibit Description

99.1	Slides from the October 26, 2005, conference call

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST COMMUNITY BANCSHARES, INC.
Date: October 27, 2005	By:	/s/ Robert L. Schumacher
Robert L. Schumacher
Chief Financial Officer

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